UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2009
PREGIS HOLDING II CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-130353-04	20-3321581
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1650 Lake Cook Road
Deerfield, Illinois 60015
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 597-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 24, 2009, we issued a press release announcing that Pregis Corporation has priced an offering of €125,000,000 aggregate principal amount of additional second priority senior secured floating rate notes due 2013. The notes will be issued in a transaction pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The press release has been filed as an exhibit to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
99.1	Press Release, dated September 24, 2009, regarding the pricing of a private placement of debt securities

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: September 24, 2009

PREGIS HOLDING II CORPORATION
By:	/s/ D. Keith LaVanway
	Name:	D. Keith LaVanway
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release, dated September 24, 2009, regarding the pricing of a private placement of debt securities